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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  March 11, 2001
                                                          ----------------

                              PILLOWTEX CORPORATION
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

           Texas                          1-11756                75-2147728
 ---------------------------     ------------------------     ----------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation )                                      Identification No.)

One Lake Circle Drive, Kannapolis, North Carolina                  28081
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   (Address of Principal Executive Offices)                      (Zip Code)

        Registrant's telephone number, including area code: 704-939-2000
                                                            ------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     As previously disclosed, on March 1, 2002, Pillowtex Corporation (the "Company"), together with certain of its subsidiaries (collectively with the Company, the "Debtors"), filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"): (a) a Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries, dated March 1, 2002 and (b) a related Disclosure Statement, dated March 1, 2002.

     On March 11, 2002, the Company filed with the Bankruptcy Court: (a) a revised Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries dated March 6, 2002 (as so revised, the "Plan") and (b) a revised Disclosure Statement relating thereto, dated March 6, 2002 (as so revised, the "Disclosure Statement"), in each case incorporating certain nonmaterial clarifications and modifications to reflect, among other things, events occurring subsequent to March 1, 2002. Copies of the Plan and Disclosure Statement are attached hereto as Exhibit 99.1 and 99.2 respectively. Consistent with the schedule previously submitted to the Bankruptcy Court, the Disclosure Statement was mailed to parties in interest commencing on March 11, 2002.

     The Disclosure Statement contains certain projections (the "Projections") of the Debtors' operating profit, free cash flow and certain other items for the fiscal years 2002 through 2005. The Debtors do not, as a matter of course, publish their business plans, budgets or strategies or make external projections or forecasts of their anticipated financial position or results of operations. The Company refers to the limitations and qualifications included in the Disclosure Statement, including without limitation those set forth under the captions "Reorganized Pillowtex--Projected Financial Information--Introduction," "Reorganized Pillowtex--Projected Financial Information--Projections" and "Risk Factors--Projections Are Inherently Uncertain" with respect to the Projections. In addition, the Company notes that all information contained in the Disclosure Statement, as modified, is subject to further change, whether as a result of further amendments to the Plan, as a result of the actions of third parties or otherwise.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired:

          Not  Applicable.

     (b)  Pro Forma Financial Information:

          Not  Applicable.

     (c)  Exhibits:

          Exhibit
          Number         Exhibit
          -------        -------

          99.1 Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries, dated March 6, 2002.

          99.2 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries, dated March 6, 2002.

                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PILLOWTEX CORPORATION


                                   By: /s/ John F. Sterling
                                       -----------------------------------------
                                       Name:  John F. Sterling
                                       Title: Vice President and General Counsel

Date:  March 11, 2002

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                                  EXHIBIT INDEX

Exhibit No.    Exhibit Description
-----------    -------------------

99.1 Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries, dated March 6, 2002.

99.2 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries, dated March 6, 2002.

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